SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 4, 2006 (May 3, 2006)

COMFORCE Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-6081	36-2262248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York	11797
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (516) 437-3300

___________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 4, 2006, COMFORCE Corporation (the “Company”) issued a press release announcing its financial results for the three months ended March 26, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

The Information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2006, the Company’s Board of Directors approved amendments to its Bylaws, effective immediately. The amendments, set forth in Exhibit 3.1 to this report, provide that

•	a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders;
•
on all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders;

•	directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and
•	each holder of common stock shall be entitled to one vote per share.

These modifications are consistent with the statutory language of the Delaware General Corporation Law and are intended to eliminate any questions or ambiguities as to the Company’s intent to conduct its meetings in conformity with the statutory language of the Delaware General Corporation Law.

Item 8.01. Other Events

John C. Fanning, the Company’s Chairman and CEO, advised the Company that the term of his stock purchase plan under the SEC’s Rule 10b-18 to purchase up to 260,000 shares of the Company’s common stock has been extended until December 31, 2006. Since the adoption of this plan in September 2005, Mr. Fanning has beneficially acquired 141,500 shares of stock under the plan in open market purchases.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

	3.1	Amendment to Bylaws of COMFORCE Corporation, as adopted and effective as of May 3, 2006.
	99.1	Press release issued May 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORCE Corporation

By:	/s/ Harry V. Maccarrone
Harry V. Maccarrone
Executive Vice President and Chief Financial Officer

Dated: May 4, 2006

EXHIBIT INDEX

Item	Description

3.1	Amendment to Bylaws of COMFORCE Corporation, as adopted and effective as of May 3, 2006.
99.1	Press release issued March 9, 2006